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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 -------------

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 16, 1999


                                IVI Checkmate Corp.
             (Exact name of registrant as specified in its charter)



         Delaware                     000-29772                   58-2375201
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


                               1003 Mansell Road
                            Roswell, Georgia  30076
                    (Address of Principal Executive Offices)

                                  770-594-6000
              (Registrant's telephone number, including area code)



                                  Page 1 of 4
                          Index to Exhibits on Page 3

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Item 5. Other Events.

   (a) In a press release dated March 16, 1999, the Company reported that it anticipates that its financial results for the first quarter of 1999 will be significantly lower than expected. A copy of the press release is attached as Exhibit 99 hereto.

   (b) In January 1999, L. Barry Thomson, who is President, Chief Executive Officer and a director of the Company, exercised options to purchase 99,900 shares of the Company's Common Stock; George Whitton, who is the Company's Vice Chairman of the Board, exercised options to purchase 25,000 shares of the Company's Common Stock; and Gerard Compain, who is a director of the Company and managing director of Ingenico, S.A., which owns approximately 9% of the Company's Common Stock, exercised options to purchase 20,000 shares of the Company's Common Stock. All of these options were granted under the provisions of the International Verifact Inc. 1997 Stock Option Plan and were scheduled to expire on January 13, 1999. The exercise price of all of the options was Cdn $6.65 per share. The individuals then sold all of the shares issued to them upon exercise of the options at a price of Cdn $8.35 per share, realizing a profit of only Cdn $1.70 per share. Additionally, in December 1998, Peter E. Roode, a director of the Company, exercised options to purchase 20,000 shares of Common Stock at a price of Cdn $6.65 per share and sold the resulting shares at a price of Cdn $8.51 per share, realizing a profit of only Cdn $1.86 per share. All of these options also were granted under the provisions of the International Verifact Inc. 1997 Stock Option Plan and were scheduled to expire on January 13, 1999.

   (c) The Company's 1999 Annual Meeting of Stockholders will be held on May 20, 1999.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)  Exhibits
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        Exhibit No.     Description
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            99          Press Release dated March 16, 1999



                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IVI CHECKMATE CORP.
                                       (Registrant)



Date: March 17, 1999                   By /s/ John J. Neubert
                                          -----------------------------------
                                          John J. Neubert
                                          Executive Vice President-Finance
                                          and Administration, Chief Financial
                                          Officer, Treasurer and Secretary


                                       2
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                               INDEX TO EXHIBITS
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Exhibit         Description                                   Page No.
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  99            Press Release dated March 16, 1999                4